SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) June 29, 1999

                  The Money Store Commercial Mortgage Inc., as seller, under a Sale and Servicing Agreement, dated as of May 31, 1999, pursuant to which a portfolio of business loans have been sold to The Money Store Business Loan Backed Trust 1999-1, which has issued those certain Business Loan Backed Notes, Series 1999-1, under that certain Indenture dated as of May 31, 1999.


                    The Money Store Commercial Mortgage Inc.
              Exact name of registrant as specified in its charter)

 New Jersey                       333-60771                   22-2378261
(State or other                (Commission File             (IRS Employer ID
jurisdiction of                   Number)                      Number)
incorporation)


707 3rd Street, West Sacramento, California              95605
(Address of principal executive offices)             (Zip Code)


Registrants' Telephone Number,
 including area code:                             (916) 617-1000


                                       N/A


          (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS

          This Current Report on Form 8-K is being filed with respect to certain agreements entered into in connection with the issuance by The Money Store Business Loan Backed Trust 1999-1 of The Money Store Business Loan Backed
Notes, Series 1999-1.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

EXHIBIT NO.

1.1 Underwriting Agreement, dated June 24, 1999, among The Money Store Inc. ("TMS"), The Money Store Commercial Mortgage Inc. (the "Seller"), The Money Store Business Loan Backed Trust 1999-1 (the "Trust"), and First Union Capital Markets Corp. ("First Union"), as representative of the Underwriters named therein (the "Underwriters").

1.2 Pricing Agreement, dated June 24, 1999, among TMS, the Seller, the Trust and First Union, as representative of the Underwriters.

4.1 Sale and Servicing Agreement, dated as of May 31, 1999, among TMS, the Seller and the Trust.

4.2 Trust Agreement, dated as of May 31, 1999 between the Seller and Chase Manhattan Bank Delaware, as Owner Trustee.

4.3 Indenture, dated as of May 31, 1999, between the Trust and HSBC Bank USA, as Indenture Trustee (the "Indenture Trustee").

4.4 Interest Rate Services Agreement, dated as of June 29, 1999, between First Union, as representative of TMS, and the Indenture Trustee.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    THE MONEY STORE COMMERCIAL MORTGAGE INC.



                                    By: /s/ Bruce Hurwitz
                                        ----------------------------------
                                        Name:  Bruce Hurwitz
                                        Title: Senior Vice President



Dated: July 6, 1999

                                  EXHIBIT INDEX

EXHIBIT

1.1 Underwriting Agreement, dated June 24, 1999, among The Money Store Inc. ("TMS"), The Money Store Commercial Mortgage Inc. (the "Seller"), The Money Store Business Loan Backed Trust 1999-1 (the "Trust"), and First Union Capital Markets Corp. ("First Union"), as representative of the Underwriters named therein (the "Underwriters").

1.2 Pricing Agreement, dated June 24, 1999, among TMS, the Seller, the Trust and First Union, as representative of the Underwriters.

4.1 Sale and Servicing Agreement, dated as of May 31, 1999, among TMS, the Seller and the Trust.

4.2 Trust Agreement, dated as of May 31, 1999 between the Seller and Chase Manhattan Bank Delaware, as Owner Trustee.

4.3 Indenture, dated as of May 31, 1999, between the Trust and HSBC Bank USA, as Indenture Trustee (the "Indenture Trustee").

4.4 Interest Rate Services Agreement, dated as of June 29, 1999, between First Union, as representative of TMS, and the Indenture Trustee.